UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2012

GRIZZLY GOLD CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-54453	95-0554260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9120 Double Diamond Parkway, Suite 3889
Reno, Nevada
(Address of Principal Executive Offices)

89521
(Zip Code)

(775) 888-1385
(Registrant’s Telephone Number, Including Area Code)

_________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 Other Events.

On August 20, 2012 Grizzly Gold Corp. (the “Registrant”) adopted its 2012 Stock Option Plan (“the 2012 Plan”).  The 2012 Plan provides for the granting of up to 5,000,000 stock options to key employees, directors and consultants, of common shares of the Registrant.  Under the 2012 Plan, the granting of stock options, exercise prices and terms are determined by the Company's Board of Directors.  Options granted are not to exceed terms beyond five years.  No stock options have been granted under the 2012 Plan.

For all the terms and provisions of the 2012 Plan, reference is hereby made to such documents annexed hereto as Exhibits 10.1 and 10.2.  All statements made herein concerning the foregoing are qualified in their entirety by reference to said exhibits.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.                      Description
10.1	Grizzly Gold Corp. 2012 Stock Option Plan
10.2	Form of Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grizzly Gold Corp.
(Registrant)

By: /s/ Paul Strobel
Name: Paul Strobel, Title: President, Chief Executive Officer, Treasurer, and Director

Date: August 23, 2012